Ivy Funds Variable Insurance Portfolios

Supplement dated November 23, 2010 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2010

and as supplemented May 28, 2010 and August 23, 2010

The following replaces the text under the heading “Objectives” for Ivy Funds VIP Core Equity on page 3 of the Ivy Funds Variable Insurance Portfolios prospectus:

Objective

To seek capital growth.

The following replaces the first sentence of the first paragraph of the “Ivy Funds VIP Core Equity — Principal Investment Strategies” section on page 3 of the Ivy Funds Variable Insurance Portfolios prospectus:

Ivy Funds VIP Core Equity seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large cap companies with dominant market positions in their industries.

The following replaces the first sentence of the third paragraph of the “Ivy Funds VIP Core Equity — Principal Investment Strategies” section on page 3 of the Ivy Funds Variable Insurance Portfolios prospectus:

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has fully appreciated according to WRIMCO’s forecast, has ceased to offer the prospect of significant growth potential or has performed below WRIMCO’s expectations regarding the security’s long-term earnings potential.

The following replaces the first and second paragraphs of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Funds VIP Core Equity” section on page 80 of the Ivy Funds Variable Insurance Portfolios prospectus:

The Portfolio seeks to achieve its objective of capital growth by investing, during normal market conditions, in common stocks of large, high-quality U.S. and foreign companies that WRIMCO believes are globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. There is no guarantee, however, that the Portfolio will achieve its objective.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its securities-selection process. It attempts to select securities with growth possibilities by looking at many factors that may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, leadership position in its industry, stock price value, and dividend payment history.

The following replaces the last sentence of the sixth paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Funds VIP Core Equity” section on page 80 of the Ivy Funds Variable Insurance Portfolios prospectus:

However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Supplement	Prospectus	1